UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 19, 2010 (January 12, 2010)

Brookdale Senior Living Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

111 Westwood Place, Suite 200, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(615) 221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On January 12, 2010, the Board of Directors of Brookdale Senior Living Inc. (the “Company”) increased the size of the Board of Directors from eight (8) to nine (9) members and elected W.E. Sheriff, the Company’s Chief Executive Officer, as a Class I director, to serve until the Company’s 2011 Annual Meeting of Stockholders and until his successor is duly elected and qualified.  At the present time, it is anticipated that Mr. Sheriff will not serve on a Board committee.

The information required by Item 404(a) of Regulation S-K with respect to Mr. Sheriff and information regarding Mr. Sheriff’s compensation arrangements as Chief Executive Officer were included in the Company’s Proxy Statement filed with the Securities and Exchange Commission (the “Commission”) on May 14, 2009.  Additional information regarding Mr. Sheriff’s compensation arrangements as Chief Executive Officer was included in the Company’s Current Report on Form 8-K filed with the Commission on June 26, 2009.  Mr. Sheriff’s amended and restated Employment Agreement and Restricted Stock Unit Agreement were also filed as Exhibits 10.1 and 10.2 to such Current Report on Form 8-K.  Mr. Sheriff will not receive any additional compensation for service as a member of the Company’s Board of Directors.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 12, 2010, the Company amended its Amended and Restated Certificate of Incorporation to effectuate an increase in the authorized number of directors from not more than eight (8) members to not more than nine (9) members.  The amendment had previously been approved by the Company’s Board of Directors and by shareholders holding a majority of the total number of shares of the Company’s outstanding common stock entitled to vote in the election of directors.  The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

On January 12, 2010, the Board of Directors of the Company adopted a corresponding amendment to Article III, Section 2 of the Company’s Amended and Restated Bylaws to provide that the Board of Directors shall consist of not less than three (3) or more than nine (9) members.  Previously, the Bylaws provided that the Board of Directors would consist of not less than three (3) or more than eight (8) members.  The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of the Company (as amended), which is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, dated as of January 12, 2010

3.2	Amended and Restated Bylaws of the Company, as amended January 12, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKDALE SENIOR LIVING INC.

Date:	January 19, 2010	By:	/s/ T. Andrew Smith
		Name:	T. Andrew Smith
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company, dated as of January 12, 2010

3.2	Amended and Restated Bylaws of the Company, as amended January 12, 2010